                         DLJ MORTGAGE ACCEPTANCE CORP.,
                                    Depositor




                                       and



         CENTEX CREDIT CORPORATION d/b/a CENTEX HOME EQUITY CORPORATION
                                     Seller





                            ------------------------



                               LOAN SALE AGREEMENT

                          Dated as of February 1, 1998

                  This Loan Sale Agreement, dated as of February 1, 1998, by and among DLJ MORTGAGE ACCEPTANCE CORP., a Delaware corporation, its successors and assigns (the "Depositor") and CENTEX CREDIT CORPORATION d/b/a CENTEX HOME EQUITY CORPORATION, a Nevada corporation and its successors and assigns (the "Seller").

                  WHEREAS, Exhibit A attached hereto and made a part hereof lists certain nonconforming first and second lien home equity loans (the "Home Equity Loans") owned by the Seller that the Seller desires to sell to the Depositor and that the Depositor desires to purchase;

                  WHEREAS, it is the intention of the Seller and the Depositor that simultaneously with the conveyance of the Home Equity Loans by the Seller to the Depositor on the Closing Date, (a) the Depositor shall deposit the Home Equity Loans in a trust pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, the Seller, as seller and servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and (b) the Trustee shall issue certificates evidencing beneficial ownership interests in the property of the trust fund formed by the Pooling and Servicing Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:



                                   ARTICLE ONE

                                   DEFINITIONS

                  Section 1.01. Definitions. (a) Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this section:

                  "Agreement" means this Loan Sale Agreement, as amended or supplemented in accordance with the provisions hereof.

                  "Closing  Date"  shall have the  meaning  ascribed  thereto in
Section 2.01(c).

                  "Current Report" means the Current Report on Form 8-K filed with the Commission, containing the Derived Information.

                  "Commission" means the Securities and Exchange Commission.

                  "Depositor   Information"  shall  have  the  meaning  ascribed
thereto in Section 4.04(a).

                  "Derived Information" shall have the meaning ascribed thereto in Section 4.04(a)(i).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Home Equity Loan Schedule" shall have the meaning ascribed thereto in Section 2.01 (b).

                  "Pool  Information" shall have the meaning ascribed thereto in
Section 4.04(a)(i).

                  "Pooling and Servicing Agreement" shall have the meaning ascribed thereto in the recitals hereof.

                  "Prospectus" means the Prospectus dated December 3, 1997 relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Prospectus Supplement" means the Prospectus Supplement dated February 23, 1998, relating to the offering of the Class A Certificates in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Class A Certificates.

                  "Prospectus Supplement Information" shall have the meaning ascribed thereto in Section 4.04(a)(i).


                  "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-39325) relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Seller   Information"   means   the   Prospectus   Supplement
Information and the Pool Information.

                  "Termination Event" means the existence of any one or more of the following conditions:

                  (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) if there has been, since the time of execution of this Agreement or since the date of the Prospectus Supplement, any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Servicer, the Seller or the Certificate

Insurer which, in the Depositor's reasonable judgment, materially impairs the investment quality of the Class A Certificates; or

                  (c) if there has occurred any downgrading in the rating of the claims-paying ability of the Certificate Insurer by the Rating Agencies which, in the reasonable judgment of the Depositor, materially impairs the investment quality or marketability of the Class A Certificates or if the claims-paying ability of the Certificate Insurer has been put on the "watch list" of the Rating Agencies with negative implications; or

                  (d) subsequent to the date of this Agreement there shall have occurred either of the following: (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities; or

                  (e) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis which, in the Depositor's reasonable judgment, is material and adverse, and, in the case of any of the events specified in clauses (a) through (e), such event singly or together with any other such event makes it in the Depositor's reasonable judgment impractical to market the Class A Certificates.

                  "Underwriter"  means Donaldson,  Lufkin & Jenrette  Securities

Corporation.

                  All capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.


                                   ARTICLE TWO

               PURCHASE, SALE AND CONVEYANCE OF HOME EQUITY LOANS


                  Section 2.01. Agreement to Purchase the Initial Home Equity Loans. (a) Subject to the terms and conditions of this Agreement, the Seller agrees to sell, and the Depositor agrees to purchase, the Initial Home Equity Loans listed in the Home Equity Loan Schedule.

                  (b) Subject to Section 2.08, the Depositor and the Seller have agreed upon which of the Seller's Home Equity Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Seller has prepared a schedule describing the Home Equity Loans (the "Home Equity Loan Schedule") setting forth all of the Home Equity Loans to be purchased under this Agreement, which schedule is attached hereto as Exhibit A. The Home Equity Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Schedule of Home Equity Loans" under the Pooling and Servicing Agreement.

                  (c) The closing for the purchase and sale of the Home Equity Loans shall take place at the offices of Stroock & Stroock & Lavan LLP, New York, New York, at 10:00 a.m., New York time, on February 26, 1998 or such other place and time as the parties shall agree (such time being herein referred to as the "Closing Date").

                  Section 2.02. Sale and Conveyance of the Subsequent Home Equity Loans. (a) Subject to the conditions set forth in Section 3.07 of the Pooling and Servicing Agreement, in consideration of the delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, convey and assign to the Depositor, pursuant to a Subsequent Transfer Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit D thereto and without recourse (but subject to the terms of this Agreement), all of the Seller's right, title and interest in and to any and all benefits accruing to the Seller from the Subsequent Home Equity Loans (other than any principal received and interest payments due thereon prior to the related Subsequent Cut-Off Date) listed in Schedule I to the related Subsequent Transfer Agreement, which the Seller will cause to be delivered, at the direction of the Depositor, to the Trustee (and all substitutions for such Subsequent Home Equity Loans as provided by Sections 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Subsequent Home Equity Loan documents and the Seller's interest in any related Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing. The transfer by the Seller of the Subsequent Home

Equity Loans set forth on Schedule I to each of the related Subsequent Transfer Agreements shall be absolute and shall be intended by all parties hereto to be treated as a complete, absolute and final sale by the Seller.

                The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate outstanding principal balances as of the applicable Subsequent Cut-Off Date of the Subsequent Home Equity Loans so transferred.

                (b) In connection with the transfer and assignment of the Subsequent Home Equity Loans, the Seller agrees to satisfy the obligations set forth in Section 2.05 and 2.06 of this Agreement and Section 3.07(b) and Section 3.07(c) or (d) of the Pooling and Servicing Agreement with respect to such Subsequent Home Equity Loans, the Seller shall be deemed to have made the representations and warranties set forth in Section 3.01 and 3.02 of this Agreement and shall take the action, if any, required by Section 2.07 and 5.01(h) of this Agreement, in each case with respect to the Subsequent Home Equity Loans except that references to Home Equity Loans, the Closing Date and the Cut-Off Date shall refer to the applicable Subsequent Home Equity Loans, Subsequent Transfer Date and Subsequent Cut-Off Date, respectively, except that references to one year from the Closing Date shall remain unchanged.

                  Section 2.03. Purchase Price. (a) On the Closing Date, as full consideration for the Seller's sale of the Initial Home Equity Loans to the Depositor, the Depositor will cause to be delivered to the order of the Seller
(i) an amount in cash equal to $157,078,758.63 (which includes in the case of the Fixed Rate Group Certificates accrued interest from February 1, 1998 to the Closing Date) payable by wire transfer of same day funds and (ii) the Class R Certificates. With respect to each Initial Home Equity Loan which does not have a payment date in February 1998, the Seller shall deposit into the Certificate Accout an amount equal to the product of the related Coupon Rate and the related Loan Balance as of the Cut-Off Date.

                  (b) On each Subsequent Transfer Date, as full consideration for the Seller's sale of the Subsequent Home Equity Loans to the Depositor, the Depositor will deliver to the Seller an amount in cash equal to 100% of the aggregate principal balance as of the related Subsequent Cut-Off Date of the Subsequent Home Equity Loans, net of any amounts required to be deposited in the Certificate Account with repsect to Subsequent Home Equity Loans that do not have a first payment date in March 1998.

                  Section 2.04. Conveyance of Home Equity Loans; Possession of Mortgage Files. (a) On the Closing Date, the Seller hereby sells, transfers, assigns, sets over and conveys to the Depositor, without recourse and for the exclusive benefit of the Depositor and its assigns, all of the Seller's right, title and interest in and to any and all benefits accruing to the Seller from
(i) the Home Equity Loans having an aggregate principal balance as of the Cut-Off Date equal to $175,000,000 (other than any principal received and interest payments due thereon prior to February 1, 1998) listed in Exhibit A to this Agreement which the Seller is causing to be delivered, at the direction of the Depositor, to the Trustee herewith and the Subsequent Home Equity Loans (other than any principal received and interest due thereon prior to the related Subsequent Cut-Off Date) listed on Schedule I to any Subsequent Transfer Agreement, which the Seller will cause to be delivered, at the direction of the Depositor to the Trustee (and all substitutions for such Home Equity Loans as provided by Sections 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Home Equity Loan documents and the Seller's interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing).

                  (b) Upon the sale of such Home Equity Loans, the ownership of each related Note, each related Mortgage and the contents of the related documents shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Home Equity Loan prepared by or which come into the possession of the Seller shall immediately vest in the Depositor. The contents of any File in the possession of the Seller at any time after such sale, and any payments of principal received and interest due on the Home Equity Loans on and after the Cut-Off Date shall be held in trust by the Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Seller to or upon the order of the Depositor.

                  (c) Pursuant to the Pooling and Servicing Agreement and the related Subsequent Transfer Agreement, the Depositor shall, on the Closing Date or the related Subsequent Transfer Date, as applicable, assign all of its right, title and interest in and to the applicable Home Equity Loan and the other rights it acquired from the Seller pursuant to Section 2.04(a) hereof, to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.05. Delivery of Home Equity Loan Documents. (a) On or prior to the Closing Date, the Seller shall deliver to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) or the Custodian, each of the documents for each applicable Home Equity Loan as specified in Section 3.05(b)(i)-(iii) of the Pooling and Servicing Agreement.

                  (b) Pursuant to the Pooling and Servicing Agreement, the Seller shall submit assignments of Mortgages as provided in Section 3.05 of the Pooling and Servicing Agreement.

                  (c) All original documents relating to the Home Equity Loans that are not delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) or the Custodian as permitted by Section
3.05 and Section 3.06 of the Pooling and Servicing Agreement are and shall be held by the Seller in trust for the benefit of the Trustee (as assignee of the

Depositor pursuant to the Pooling and Servicing Agreement) on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.05, such document shall be delivered promptly to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement). From and after the sale of the Home Equity Loans to the Depositor pursuant hereto, to the extent that the Seller retains legal title of record to any Home Equity Loans prior to the vesting of legal title in the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), such title shall be retained in trust for the Depositor as the purchaser of the Home Equity Loans hereunder and the Trustee (as the owner of the Home Equity Loans) on behalf of Certificateholders and the Certificate Insurer, as the Depositor's assignee.

                  Section 2.06. Acceptance of Home Equity Loans. The Seller agrees to comply with its obligations under Sections 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement and its other obligations under the Operative Documents, and such obligations shall be deemed to be set forth herein as if stated in full herein.

                  Section 2.07. Transfer of Home Equity Loans: Assignment of Agreement. The Seller hereby acknowledges and agrees that the Depositor may assign its interest under this Agreement to the Trustee on behalf of Certificateholders and the Certificate Insurer as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Seller and the Trustee shall succeed to such of the rights and obligations of the Depositor hereunder as shall be so assigned. The Depositor shall, pursuant to the Pooling and Servicing Agreement and any related Subsequent Transfer Agreement, assign all of its right, title and interest in and to the Home Equity Loans and its right to exercise the remedies created by this Agreement and any related Subsequent Transfer Agreement insofar as such rights relate to Home Equity Loans transferred to the Trustee, including but not limited to those set forth in

Section 2.06 hereof for breaches of the representations, warranties, agreements and covenants of the Seller contained in Sections 2.05, 2.06, 3.01, 3.02, 3.04,
4.01 and 4.02 hereof to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. The Seller agrees, upon such assignment to the Trustee, to recognize the Trustee, on behalf of the Certificateholders and the Certificate Insurer, as the Depositor's assignee hereunder and that such representations, warranties, agreements and covenants will run to and be for the benefit of the Trustee on behalf of Certificateholders and the Certificate Insurer and the Trustee on behalf of Certificateholders and the Certificate Insurer may enforce, without joinder of the Depositor, the repurchase obligations of the Seller set forth herein with respect to breaches of such representations, warranties, agreements and covenants. The Trustee with the consent of the Certificate Insurer or the Certificate Insurer shall have the right to enforce the obligations of the Seller under this Agreement to the same extent as though the Trustee and the Certificate Insurer were parties to this Agreement. Notwithstanding, anything to the contrary herein, the Depositor (and each of its directors, each of its officers who have signed the Registration

Statement and each person or entity who controls the Depositor or any such person within the meaning of Section 15 of the Securities Act) will, subsequent to such assignment maintain their right to exercise the remedies created by this Agreement, in their own name, pursuant to Section 4.04 hereof and to enforce the obligation of the Seller to pay the costs payable by the Seller pursuant to
Section 4.03 hereof.

                  Section 2.08. Examination of Mortgage Files. Prior to the Closing Date, the Seller shall make the Files relating to the Initial Home Equity Loans available to the Depositor or its designee for examination at the Seller's offices or at such other place as the Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date. If the Depositor or its designee makes such examination prior to the Closing Date and identifies any Initial Home Equity Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Home Equity Loans shall be deleted from the Home Equity Loan Schedule and may be replaced, prior to the Closing Date by substitute Home Equity Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Seller, purchase all or part of the Home Equity Loans without conducting any partial or complete examination. The fact that the Depositor or the Trustee has conducted or has failed to conduct any partial or complete examination of the Files shall not affect the rights of the Depositor or the Trustee to demand repurchase or other relief as provided in this Agreement or in the Pooling and Servicing Agreement.

                  Section 2.09. Books and Records. The sale of each Home Equity Loan shall be reflected on the Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Seller to the Depositor. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Equity Loan which shall be clearly marked to reflect the ownership of each Home Equity Loan by the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.10. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents specified in this Article Two and in the Pooling and Servicing Agreement in connection with the Home Equity Loans shall be borne by the Seller.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES


                  Section 3.01. Representations and Warranties as to the Seller. The Seller hereby represents and warrants to the Depositor and its affiliates and the Certificate Insurer, as of the Closing Date, that:

         (a) The Seller is a corporation duly formed and validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Property or the Seller is located or doing business, is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary and is qualified to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Equity Loans. The Seller has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Seller and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

         (c) Each of this Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (y) by general principles of equity (whether considered in a proceeding or action in equity or at law), and (z) with respect to rights of indemnity or contribution under the securities laws pursuant to this Agreement, the Insurance Agreement and the Indemnification Agreement, to limitations of public policy or applicable laws.

         (d) The Seller is not in violation of or in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default could materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Operative Documents to which the Seller is a party.

         (e) No litigation, suit, action, proceeding or investigation is pending with respect to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which litigation, suit, action, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Seller is a party.


         (f) Neither the Seller Information nor any statement, report or other document prepared by the Seller and furnished pursuant to this Agreement, the Pooling and Servicing Agreement or in connection with the transactions contemplated hereby or thereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          (g) Upon the receipt of each Home Equity Loan (including the related
Note) and other items by the Depositor under this Agreement, the Depositor will have good title to such Home Equity Loan (including the related Note) and such other items free and clear of any lien, charge, mortgage, encumbrance or rights of others, except as set forth in Section 3.04(b)(ix) of the Pooling and Servicing Agreement and other than liens which will be simultaneously released.

         (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

         (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

         (j) The Seller does not have any obligation to register the Trust as an investment company under the Investment Company Act of 1940, as amended.

         (k) The Seller is not insolvent, nor will it be made insolvent by the transfer of the Home Equity Loans pursuant to this Agreement or the Subsequent Transfer Agreements nor is the Seller aware of any pending insolvency; the Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Home Equity Loans.

         (l) The servicing and collection practices used by the Seller with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the home equity mortgage servicing business.


         (m) The practices used in originating the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the home equity mortgage lending business.

         (n) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement and the other Operative Documents.

         (o) The Seller did not sell any interest in any Home Equity Loan with any intent to hinder, delay or defraud any of its creditors.

         It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Home Equity Loans to the Trustee on behalf of the Depositor.

                  Section 3.02. Representations and Warranties Relating to the Home Equity Loans. The Seller represents to the Depositor and its affiliates that, as of the date set forth in Section 3.04(b) of the Pooling and Servicing Agreement, each of the representations set forth in said section is hereby made to the Depositor and its affiliates, the Trustee and the Certificate Insurer as if the same were fully set forth herein.

                  Section 3.03. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Home Equity Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement and the other Operative Documents to which it is a party;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Seller, constitutes the legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

                  (f) None of the execution and delivery of this Agreement, the purchase of the Home Equity Loans from the Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any material law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

                  Section 3.04. Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01 and 3.02 shall survive the purchase by the Depositor of the Home Equity Loans and the subsequent transfer thereof by the Depositor to the Trustee and shall continue in full force and effect, notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement.

                  (b) It is understood and agreed that the obligations of the Seller set forth in Section 2.06 and this Section 3.04 to cure, purchase or substitute for a defective Home Equity Loan as provided in Section 2.06 and this
Section 3.04 and to indemnify the Depositor pursuant to Section 4.04, constitute the sole remedies of the Depositor, the Trustee and the Certificateholders respecting a breach of the foregoing representations and warranties.

                                  ARTICLE FOUR

                                   THE SELLER


                  Section 4.01. Covenants of the Seller. The Seller covenants to the Depositor and its affiliates as follows:

                  (a) The Seller shall cooperate with the Depositor, the Certificate Insurer and the firm of independent certified public accountants retained with respect to the issuance of the Certificates in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Seller agrees to use its best efforts to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Seller's (or its agents') control.

                  (c) The Seller hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Seller as the Depositor, the Certificate Insurer or either party's counsel may reasonably request in order to consummate the transfer of the Home Equity Loans to the Depositor and the subsequent transfer thereof to the Trustee, and the rating, issuance and sale of the Class A Certificates.

                  Section 4.02. Merger or Consolidation. The Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Equity Loans and to perform its duties under this Agreement. Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor to the Seller hereunder. The Seller shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

                  Section 4.03. Costs. In connection with the transactions contemplated under this Agreement and the Pooling and Servicing Agreement, the Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred) all expenses incident to the performance of its obligations under this Agreement, including:
(i) the printing of the documents (including the Prospectus and Prospectus Supplement, and each amendment thereto ), (ii) the preparation, issuance and delivery of the Class A Certificates to the Underwriter, (iii) the fees and disbursements of the Seller's counsel (including without limitation, local counsel in the Texas and Nevada) and accountants (including expenses in connection with the accountants review of the Prospectus Supplement and delivery of the letter described in Section 5.01), (iv) the qualification of the Class A Certificates under state securities laws, including filing fees and the fees and disbursements of counsel for the

Underwriter in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) fees charged by rating agencies for the rating of the Class A Certificates, (vi) the fees and expenses of the Trustee and its counsel, (vii) the fees and expenses of the Certificate Insurer, its counsel and its accountants, (viii) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including without limitation periodic reports under the Exchange Act and the Current Report) and (ix) the shelf registration amortization fee (which fee shall equal 1/33rd of 1% of the amount of the Class A Certificates plus $2,500) paid in connection with the issuance of the Class A Certificates. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that neither the Depositor nor its affiliates shall pay any of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

                  Section 4.04. Indemnification. (a) (i) The Seller agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement, or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller (such approval not to be unreasonably withheld), in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to (x) the information contained in the Prospectus Supplement under the following captions: "SUMMARY OF TERMS--Seller and Servicer," "SUMMARY OF TERMS--The Initial Home Equity Loans," "RISK FACTORS--Limited Operating History," "RISK FACTORS--Servicing Risk," "RISK FACTORS--Underwriting Standards," "RISK FACTORS-- Risks Associated with Certain Origination Fees," "THE SELLER AND THE SERVICER" and "THE HOME EQUITY LOAN POOLS" (the "Prospectus Supplement Information"), (y) the information contained in the Prospectus Supplement under the caption "RISK FACTORS--Other Legal Considerations," regarding the percentage of Initial Home Equity Loans subject to the Riegle Act and (z) any untrue statement or alleged untrue statement of material fact that results directly from an error in any computer tape or diskette furnished by or on behalf of the Seller to the Depositor or to the Underwriter (the "Pool Information") that was used in the preparation of computational materials relating to the Home Equity Loans by the Underwriter or used in the preparation by the Depositor of the reports on Form 8-K as contemplated in the Prospectus Supplement under the caption "ADDITIONAL

INFORMATION" (the "Derived Information"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

                  (ii) The Seller agrees to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Seller to perform its duties in compliance with the terms of this Agreement. The Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim.

                  (b) Promptly after receipt by an indemnified party under this
Section 4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                  (c) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) of this
Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Seller on the one hand, and the Depositor on the other, the Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Seller or the Seller, and each person, if any who controls the Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Seller.



                                  ARTICLE FIVE

                              CONDITIONS OF CLOSING


                  Section 5.01. Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Initial Home Equity Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Initial Home Equity Loans, such conditions shall be deemed satisfied or waived; provided, however, that no such waiver shall affect the survival of representations and warranties and the obligations of the Seller with respect thereto as provided in Section 3.04 hereof and Section 6.04 hereof.

                  (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement and the other Operative Documents to which it is a party shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement and the other Operative Documents to which it is a party shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or any of the other Operative Documents to which either is a party, and the Depositor shall have received certificates to the effect of the foregoing, each signed by an authorized officer of the Seller.

                  (b) The Depositor shall have received a letter dated on or before the date on which the Prospectus Supplement is dated and printed, in form and substance acceptable to the Depositor and its counsel, prepared by Arthur Andersen LLP (a) regarding certain numerical information contained or incorporated by reference in the Prospectus Supplement and (b) relating to certain agreed upon procedures as requested by the Depositor relating to the Home Equity Loans.

                  (c) The Initial Home Equity Loans will be acceptable to the Certificate Insurer, Moody's and Standard & Poor's, in their sole discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance satisfactory to the Depositor and its counsel:

                  (i)  the Home Equity Loan Schedule;

                  (ii) the Pooling and Servicing Agreement and the Underwriting Agreement and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor and its affiliates;

                  (iii) an officer's certificate of an officer of the Seller, dated as of the Closing Date in the form of Exhibit B hereto, reasonably satisfactory in form and substance to the Depositor and counsel for the Depositor and attached thereto resolutions of the board of directors and a copy of the charter and by-laws of the Seller;

                  (iv) an opinion of Anne E. Duffield, Senior Vice President and General Counsel of the Seller or such other counsel reasonably acceptable to the Depositor and counsel for the Depositor, dated the Closing Date, opining as to matters set forth in Exhibit C hereto, reasonably satisfactory in form and substance to the Depositor and counsel for the Depositor as to various corporate matters;

                  (v) an opinion of Marshall, Hill, Cassas and deLipkau, counsel to the Seller or such other counsel reasonably acceptable to the Depositor and counsel for the Depositor, dated the Closing Date, opining as to matters set forth in Exhibit D hereto, reasonably satisfactory in form and substance to the Depositor and counsel for the Depositor as to various corporate matters;

                  (vi) an opinion of Stroock & Stroock & Lavan LLP, special counsel to the Seller or such other counsel reasonably acceptable to the Depositor and counsel for the Depositor, dated the Closing Date, opining as to matters set forth in Exhibit E hereto, reasonably satisfactory in form and substance to the Depositor and counsel for the Depositor as to various corporate matters;

                  (vii) an opinion of Thacher Proffitt & Wood, counsel for the Depositor or such other counsel reasonably acceptable to the Depositor, dated the Closing Date, opining as to matters set forth in Exhibit F hereto reasonably satisfactory in form and substance to the Depositor as to various corporate matters;

                  (viii) opinions of counsel for the Seller and Depositor, in forms reasonably acceptable to the Depositor, its counsel, Standard & Poor's and Moody's as to such matters as shall be required for the assignment of a rating to the Class A Certificates of "AAA" by Standard & Poor's, and "Aaa" by Moody's;

                  (ix) a letter from Moody's that it has assigned a rating of "Aaa" to the Class A Certificates;

                  (x) a letter from Standard & Poor's that it has assigned a rating of "AAA" to the Class A Certificates;

                  (xi) an opinion of counsel for the Trustee dated the Closing Date, opining as to matters set forth in Exhibit G hereto, in form and substance reasonably acceptable to the Depositor, its counsel, Moody's and Standard & Poor's;

                  (xii) an officer's certificate of an officer of the Trustee, dated as of the Closing Date, reasonably satisfactory in form and substance to the Depositor and counsel for the Depositor;

                  (xiii) an opinion or opinions of counsel for the Certificate Insurer dated the Closing Date, opining as to the matters set forth in Exhibit H hereto, in each case in form and substance reasonably acceptable to the Depositor, its counsel, Moody's and Standard & Poor's;

                  (xiv) an officer's certificate of an Authorized Officer of the Certificate Insurer, dated as of the Closing Date reasonably satisfactory in form and substance to the Depositor and counsel for the Depositor;

                  (e) The Certificate Insurance Policies shall have been duly executed, delivered and issued with respect to the Class A Certificates and shall conform in all material respects to the description thereof in the Prospectus Supplement as of the date thereof.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

                  (h) On each Subsequent Transfer Date, the Depositor shall have received opinions from Stroock & Stroock & Lavan LLP, counsel to the Seller, Marshall, Hill, Cassas and deLipkau, counsel to the Seller, Anne E. Duffield, Senior Vice President and General Counsel of the Seller, and Thacher Proffitt & Wood, counsel to the Depositor substantially similar to the opinions delivered by such counsel on the Closing Date, appropriately modified to refer to the applicable Subsequent Home Equity Loans, Subsequent Cut-Off Date, Subsequent Transfer Date and Subsequent Transfer Agreement.

                  Section 5.02.  [Reserved]

                  Section 5.03. Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Seller at any time before delivery of and payment of the purchase price for the Home Equity Loans and prior to issuance of the Certificate Insurance Policies if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller, or for the winding up or liquidation of the affairs of the Seller; (c) there shall have been the consent by the Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to substantially all of the property of the Seller; or (d) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.


                                   ARTICLE SIX

                                  MISCELLANEOUS


                  Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confined by a similar mailed writing, if to the Depositor, addressed to the Depositor at DLJ Mortgage Acceptance Corp., 277 Park Avenue, New York, New York 10172, Attention: Paul Najarian, with a copy to the General Counsel's office on the 23rd floor at the same address, or to such other address as the Depositor may designate in writing to the Seller, if to the Seller, addressed to the Seller at Centex Home Equity Corporation, 2728 North Harwood, Dallas, Texas, Attention: Anthony H. Barone, with a copy to Anne
E. Duffield and if to the Certificate Insurer, addressed to the Certificate Insurer at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504,
Attention: Insured Portfolio Management-Structured Finance.

                  Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Home Equity Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  Section 6.03. Agreement of Seller. The Seller agrees to execute and deliver such instruments and take such actions as the Depositor or the Certificate Insurer may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Home Equity Loans.

                  Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and the Certificate Insurer. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the prior written consent of the other party to this Agreement and the Certificate Insurer; provided, however, that the Depositor may assign its rights hereunder to an affiliate of the Depositor or as contemplated in Section 2.07 hereof, in each case without the consent of the Seller.

                  Section 6.07. Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Home Equity Loans by the Seller to the Depositor as contemplated by this Loan Sale Agreement and any Subsequent Transfer Agreement be, and be treated for all purposes as, a sale of the Home Equity Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Home Equity Loans from the Seller to the Depositor to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Home Equity Loans are held to continue to be property of the Seller then (a) this Loan Sale Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code;
(b) the transfer of the Home Equity Loans provided for herein shall be deemed to be a grant by the Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Home Equity Loans and all amounts payable on the Home Equity Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents

(as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Depositor shall, to the extent consistent with this Loan Sale Agreement, take such actions as may be necessary to ensure that, if this Loan Sale Agreement were deemed to create a security interest in the Home Equity Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  Section 6.08. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 6.09. Amendments. This Agreement may be amended from time to time by the Seller and the Depositor by written agreement, upon the prior written consent of the Certificate Insurer.

                  Section 6.10. Third-Party Beneficiaries. The parties agree that except for Sections 4.03 and 4.04 hereof, each of the Certificate Insurer and the Trustee is an intended third-party beneficiary of this Agreement. The parties further agree that the Underwriter and each of its directors and each person or entity who controls the Underwriter or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Seller under Section 4.04(a)(i) of this Agreement.

                  Section 6.11. Governing Law: Consent To Jurisdiction; Waiver Of Jury Trial. (a) In order to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, without giving effect to the conflicts of law principles thereof.

         (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

                  (C) The parties hereto waive personal service of any and all process and consent that all such service of process be made by registered mail directed to the address set forth in Section 6.01 of this Agreement and service so made shall be deemed to be completed five days after the same shall have been deposited in the U.S. Mail, postage prepaid. Nothing in this section shall affect the right of the parties hereto to serve legal process in any other manner permitted by law or affect the parties' right to bring any action or proceeding in the courts of any other jurisdiction.

                  Section 6.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an originals but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of the date first above written.

                                CENTEX CREDIT CORPORATION d/b/a
                                CENTEX HOME EQUITY CORPORATION, as Seller


                                By:
                                   ------------------------------------
                                     Name:
                                     Title:


                                DLJ MORTGAGE ACCEPTANCE CORP.,
                                 as Purchaser


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

STATE OF NEW YORK                   )
                                    )       ss.
 COUNTY OF NEW YORK                 )


                  On February 26, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Paul J. Najarian, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Senior Vice President of DLJ Mortgage Acceptance Corp., a Delaware corporation, the corporation that executed the within Loan Sale Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                  ---------------------------------------
                                  Notary Public


                                  My Commission expires:

STATE OF NEW YORK                   )
                                    )       ss.
COUNTY OF NEW YORK                  )


                  On February 26, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Anthony H. Barone, personally known to me (or proved to me on the basis of satisfactory evidence) to be a President of Centex Credit Corporation d/b/a Centex Home Equity Corporation, the entity that executed the within Loan Sale Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.


                                       --------------------------------
                                                Notary Public


                                       My Commission expires:

                                                                      EXHIBIT A


                            HOME EQUITY LOAN SCHEDULE

                                                                      Exhibit B
                            Certificate of the Seller

                           (i) the representations and warranties of the Seller in each Operative Document to which it is a party, as of the date specified in such agreements, are true and correct, and the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) the Seller Information contained in the Prospectus Supplement, as of the date thereof and as of the Closing Date, does not contain any untrue statement or alleged untrue statement of any material fact nor does it omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

                           (iii) the information set forth in the Home Equity Loan Schedule required to be furnished pursuant to the Loan Sale Agreement and the Pooling and Servicing Agreement does not contain any untrue statement or alleged untrue statement of any material fact nor does it omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

                           (iv) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Seller and its subsidiaries, if any, taken as a whole, from September 30, 1997; and

                           (v) each person who, as an officer or representative of the Seller, signed or signs any Operative Document, or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described in the Loan Sale Agreement, and the Pooling and Servicing Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                                                                      Exhibit C

                          Opinion of Anne E. Duffield,
             Senior Vice President and General Counsel of the Seller


                           (i) neither the transfer of the Home Equity Loans

         pursuant to the Loan Sale Agreement, nor the execution, delivery or performance by the Seller of the Operative Documents to which it is a party (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, (i) any term or provision of the certificate of incorporation or bylaws of any of the Seller; (ii) to such counsel's knowledge, any term or provision of any material agreement, contract, instrument or indenture, to which any of the Seller is a party or is bound; or (iii) to such counsel's knowledge, any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over any of the Seller; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust or upon the Class A Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement;

                           (ii) to such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against the Seller before any court, governmental agency or body or other tribunal (i) asserting the invalidity of any of the Operative Documents or the Class A Certificates, (ii) seeking to prevent the issuance of the Class A Certificates or the consummation of any of the transactions contemplated by any of the Operative Documents or (iii) which, except as disclosed in the Prospectus Supplement, are reasonably likely to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Operative Documents to which it is a party;

                           (iii) such counsel shall state that it has no reason to believe that as of the date hereof and as of the Closing Date the statements set forth in the Prospectus Supplement under the captions "SUMMARY OF TERMS--The Initial Home Equity Loans," "RISK FACTORS--Limited Operating History," "RISK FACTORS--Servicing Risk," "RISK FACTORS--Underwriting Standards," "THE SELLER AND THE SERVICER" and "THE HOME EQUITY LOAN POOLS" (other than in each case, the statements set forth in financial statements and other financial and statistical data contained therein) contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  (iv) no consent, license, approval, authorization or order of, registration or filing with, or notice to, any court, governmental agency or body or other tribunal is, to the best of such counsel's knowledge, required for the issuance and sale of the Class A Certificates or execution, delivery and performance by the Seller of the Operative Documents to which it is a party, except such as have been duly obtained or made or as may be required under state securities or blue sky laws and except for public filings provided for in the Operative Documents and/or required by law to be made in the ordinary course of the Seller's business from time to time after the issuance of the Class A Certificates.


         In rendering such opinion, such counsel may (A) limit such opinions to matters of existing laws of the State of Texas and the United States of America and (B) rely, as to matters of fact, on certificates of responsible officers of the Seller and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Seller. Such counsel shall also provide such other opinions as the Underwriter and its counsel may reasonably require.

                                                                      Exhibit D

                  Opinion of Marshall, Hill, Cassas & deLipkau



                  (i) the Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own its properties and conduct its business;

                  (ii) neither the transfer of the Home Equity Loans from the Seller to the Depositor pursuant to the Loan Sale Agreement nor the execution, delivery or performance by the Seller of the Operative Documents to which it is a party conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under any term or provision of the charter or bylaws of the Seller; and

                  (iii) the Operative Documents to which the Seller is a party have been duly authorized by the Seller.

         In rendering such opinions, such counsel may (A) limit such opinions to matters of existing laws of the State of Nevada and (B) rely, as to matters of fact, on certificates of responsible officers of the Seller and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Seller. Such counsel shall also provide such other opinions as the Underwriter and its counsel may reasonably require.

                                                                      Exhibit E

                    Opinion of Stroock & Stroock & Lavan LLP

                   (i) the Class A Certificates, assuming due execution and authentication by the Trustee, and delivery and payment therefor pursuant to the Underwriting Agreement are validly issued and outstanding and are entitled to the benefits of the Pooling and Servicing Agreement. Neither the qualification of the Pooling and Servicing Agreement under the Trust Indenture Act nor the registration of the Trust created by such Agreement under the Investment Company Act is presently required;

                  (ii) each Operative Document (other than the Insurance Agreement and the Indemnification Agreement) to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller, in accordance with its terms, except as enforceability thereof may be limited by (x) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee and (y) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

                  (iii) each of the Underwriting Agreement, the Loan Sale Agreement, the Insurance Agreement and the Indemnification Agreement constitutes the legal, valid and binding obligation of, to the extent it is a party, the Seller, enforceable against the Seller in accordance with its terms, except as enforceability thereof may be limited by (x) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee; (y) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity; and (z) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Underwriting Agreement, the Loan Sale Agreement, the Insurance Agreement and the Indemnification Agreement which purport to provide indemnification from securities laws liabilities;

                  (iv) assuming the legal opinions delivered pursuant to Sections 5.01(v), (vi) and (vii) of the Loan Sale Agreement are true and correct in all material respects, the endorsement to and delivery to the Trustee of each Note governed by New York law, and the preparation, execution, delivery and recording of an Assignment with respect to each Mortgage governed by New York law in accordance with the Pooling and Servicing Agreement, is sufficient fully to transfer to the Trustee for the benefit of the Class A Certificateholders all right, title and interest of the Seller and the Depositor in the Note and Mortgage, as noteholder and mortgagee or assignee thereof;

                  (v) the statements in the Prospectus Supplement set forth under the captions "DESCRIPTION OF THE CLASS A CERTIFICATES" and "THE POOLING AND SERVICING AGREEMENT," to the extent such statements purport to summarize certain provisions of the Class A Certificates or of the Pooling and Servicing Agreement, are fair and accurate in all material respects;

                  (vi) the statements in the Prospectus Supplement set forth under the captions "ERISA CONSIDERATIONS," "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," "LEGAL INVESTMENT CONSIDERATIONS" and "CERTAIN LEGAL MATTERS" to the extent that they constitute matters of federal or New

         York law, or federal or New York legal conclusions provide a fair and accurate summary of such law or conclusions;

                  (vii) assuming that (a) the Trustee causes certain assets and accounts created under the Pooling and Servicing Agreement to elect, as the Trustee has covenanted to do in the Pooling and Servicing Agreement, to be treated as REMICs and (b) the parties to the Pooling and Servicing Agreement comply with the terms thereof, certain assets and accounts will be treated as REMICs, the Class A Certificates, other than the Class R Certificates of each Trust issued pursuant to the Pooling and Servicing Agreement, will be treated as the "regular interests" in a REMIC and the Class R Certificate issued pursuant to the Pooling and Servicing Agreement will be treated as "residual interests" in a REMIC. Neither the Trust nor certain assets and accounts of the Trust will be subject to tax upon their income or assets by any taxing authority of the State of New York or New York City (except that no opinion need be expressed with respect to any minimum tax); and

                  (viii) such counsel has participated in conferences with officers and other representatives of the Seller, the Depositor, the Underwriter and the Certificate Insurer, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in paragraphs (iv) and (v) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Seller and the Depositor), no facts have come to their attention which cause them to believe that the Registration Statement relating to the Class A Certificates as of its effective date, and the Prospectus (other than the financial statements and other financial and statistical data contained or incorporated by reference therein, the exhibits thereto and the information under the captions "THE INSURANCE POLICIES AND THE CERTIFICATE INSURER" and "CREDIT ENHANCEMENT -- Insurance Policies," as to which such counsel need express no opinion) as of the date of the Underwriting Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical data contained or incorporated by reference therein and the information under the captions "THE CERTIFICATE INSURER" and "CREDIT ENHANCEMENT -- Insurance Policies," as to which such counsel need express no opinion) on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  For purposes of this opinion, references herein to the

Prospectus include the Prospectus and the Prospectus Supplement as defined in the Loan Sale Agreement.

                  In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Seller, the Depositor, the Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto and may rely on the opinion of Anne
E. Duffield, Senior Vice President and General Counsel of the Seller.

                  Opinion of Stroock & Stroock & Lavan LLP with respect to (i) whether, in the event of the bankruptcy of the Seller or Depositor, as applicable (each, a "Transferor"), a court, if properly presented with the issue, would hold that the transfer of the Initial Home Equity Loans to the related transferee by such Transferor on the Closing Date was a true sale and would not recharacterize the transaction as a pledge and therefore the Home Equity Loans and the payments thereon would not be considered property of the estate of such Transferor under Section 541 of the Code and, accordingly,
Section 362 of the Code would not be applicable to those Home Equity Loans and
(ii) whether, in the event that a creditor or trustee in bankruptcy of a Transferor, or a Transferor as a debtor-in-possession, were to be successful in causing a court to recharacterize the transfer of the Initial Home Equity Loans on the Closing Date to the Trust as a pledge by such Transferor to secure a borrowing rather than a sale, the Trustee would be considered to be the holder of a perfected security interest of first priority in and to the Notes and the Mortgages. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter.

                                                                      Exhibit F

                       Opinion of Thacher Proffitt & Wood



                  (i) the Registration Statement became effective under the Act as of November 3, 1997 and, to the best of such counsel's knowledge, no stop suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission;

                  (ii) the documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Rules and Regulations, except as to the financial statements and other financial and statistical data included or incorporated by reference therein, to which such counsel need not express any opinion;

                  (iii) the Registration Statement relating to the Class A Certificates as of its effective date and the Prospectus as of the date of the Underwriting Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Class A Certificates, the Prospectus or any amendment or supplement thereto;

                  (iv) the Depositor is a corporation, validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority to convey the Home Equity Loans to be conveyed by it and to execute, deliver and perform the Operative Documents to which it is a party;

                  (v) the Underwriting Agreement and each of the Operative Documents to which the Depositor is a party has been duly authorized, executed and delivered by the Depositor;

                  (vi) neither the transfer of the Home Equity Loans from the Depositor to the Trust pursuant to the Pooling and Servicing Agreement nor the execution, delivery or performance by the Depositor of the Operative Documents to which each is a party conflicts with or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or a breach of the corporate charter or by-laws of the Depositor;

                  (vii) no consent, license approval, authorization or order of, registration or filing with, or notice to, any court, governmental agency or body or other tribunal is, to such counsel's knowledge required for the execution, delivery and performance by any of the Depositor of the Operative Documents to which it is a party;

                   (viii) each Operative Document (other than the Insurance Agreement and the Indemnification Agreement) to which the Depositor is a party constitute the legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as enforceability thereof may be limited by (x) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee and (y) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity; and

                  (ix) each of the Underwriting Agreement, the Loan Sale Agreement, the Insurance Agreement and the Indemnification Agreement constitutes the legal, valid and binding obligation of, to the extent it is a party, the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability thereof may be limited by (x) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee; (y) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity; and (z) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Underwriting Agreement, the Loan Sale Agreement, the Insurance Agreement and the Indemnification Agreement which purport to provide indemnification from securities laws liabilities.

                  For purposes of this opinion, references herein to the Prospectus include the Prospectus and the Prospectus Supplement as defined in the Loan Sale Agreement.

                  In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Seller, the Depositor, the Trustee and public officials.

                                                                      Exhibit G

                        Opinion of counsel to the Trustee

                           (i) the Trustee is a banking corporation association duly incorporated and validly existing under the laws of the State of New York;

                           (ii) the Trustee has the full corporate trust power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement;

                           (iii) the execution and delivery by the Trustee of the Pooling and Servicing Agreement and the performance by the Trustee of its obligations under the Pooling and Servicing Agreement have been duly authorized by all necessary corporate action of the Trustee;

                           (iv) the Pooling and Servicing Agreement is a valid and legally binding obligation of the Trustee enforceable against the Trustee;

                           (v) the execution and delivery by the Trustee of the Pooling and Servicing Agreement does not (a) violate the Organization Certificate of the Trustee or the Bylaws of the Trustee, (b) to such counsel's knowledge, violate any judgment, decree or order of any New York or United States federal court or other New York or United States federal governmental authority by which the Trustee is bound or (c) assuming the non-existence of any judgment, decree or order of any court or other governmental authority that would be violated by such execution and delivery, violate any New York or United States federal statute, rule or regulation or require any consent, approval or authorization of any New York or United States federal court or other New York or United States federal governmental authority;


                           (vi) the Certificates have been duly authenticated, executed and delivered by the Trustee; and

                           (vii) to the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the Trustee, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement.

                  In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Depositor and the Seller, the Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee.

                                                                     Exhibit H

                  Opinion of counsel to the Certificate Insurer

                  (i) the Certificate Insurer is a stock insurance corporation, duly incorporated and validly exiting under the laws of the State of New York. The Certificate Insurer is validly licensed and authorized to issue the Insurance Policies and perform its obligations under the Insurance Policies in accordance with the terms thereof under the laws of the State of New York.

                  (ii) the execution and delivery by the Certificate Insurer of the Insurance Policies is within the corporate power of the Certificate Insurer and has been authorized by all necessary corporate action on the part of the Certificate Insurer; the Insurance Policies have been duly executed and are the valid and binding obligation of the Certificate Insurer enforceable in accordance with their terms, except that the enforcement of the Insurance Policies may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (iii) the Certificate Insurer is authorized to deliver the Insurance Agreement and the Indemnity Agreement, and the Insurance Agreement and the Indemnity Agreement have been duly executed and are the valid and binding obligation of the Certificate Insurer enforceable in accordance with their terms except that the enforcement of the Insurance Agreement and the Indemnity Agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and, in the case of the Indemnification Agreement, subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as such provisions relate to indemnification for liabilities arising under the securities laws.


                  (iv) no consent, approval, authorization or order of any state or federal court or government agency or body is required on the part of the Certificate Insurer, the lack of which would adversely affect the validity or enforceability of the Insurance Policies; to the extent required by applicable legal requirements that would adversely affect the validity or enforceability of the Insurance Policies, the Insurance Policies' forms have been filed with, and approved by, all governmental authorities having jurisdiction over the Certificate Insurer in connection with such Insurance Policies.

                  (v) to the extent the Insurance Policies constitute securities within the meaning of Section 2(1) of the Securities Act of 1933, as amended (the "Act"), the Insurance Policies are securities that are exempt from the registration requirements of the Act.

                  (vi) the information set forth in the Prospectus Supplement dated February 23, 1998 under the caption "THE INSURANCE POLICIES AND THE CERTIFICATE INSURER," (other than the financial statements and other financial and statistical data contained or incorporated therein, as to which such counsel need express no opinion), insofar as such statements constitute a description of the Insurance Policies, accurately summaries the Insurance Policies.

                 In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Depositor and the Seller, the Trustee, the Insurer and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Certificate Insurer.